                                                                    EXHIBIT 10.1

                                 PROMISSORY NOTE
                            SECURED BY DEED OF TRUST

$10,000,000.00                                                 December 15, 1998



         FOR VALUE RECEIVED, the undersigned, UNITED FOODS, INC., a Delaware corporation (hereafter referred to as "Borrower") hereby promises to pay to the order of MONUMENTAL LIFE INSURANCE COMPANY, a Maryland corporation (hereafter referred to as "Payee"; Payee and/or any subsequent holder(s) hereof, hereafter referred to as "Holder"), at:

         Monumental Life Insurance Company
         c/o AEGON USA Realty Advisors, Inc.
         c/o Bank of America
         Post Office Box 96273
         Chicago, IL  60693-6273

or at such other place as Holder may designate from time to time in writing, in lawful money of the United States and in immediately available funds, the principal amount of Ten Million Dollars ($10,000,000.00), together with interest on the outstanding balance thereof, at the rate set forth below, from the Funds Transfer Date (as defined below) until the entire balance of principal has been paid in full, such principal and interest being due and payable as set forth in
Section 1 below. As used in this Note, the "Loan" means the loan evidenced by this Note, and the "Funds Transfer Date" means the date on which Payee initiates the transfer of funds on the Federal Reserve wire system in disbursement of the proceeds of the Loan.

         1. INTEREST AND PAYMENTS.

            1.A. Interest Rate. Interest will accrue on the outstanding principal balance hereof at the rate of Six and 8/10 Percent (6.8%) per annum commencing with the Funds Transfer Date to and until January 1, 2009 (the "Maturity Date").

            1.B. Payment Terms. Principal and interest shall be due and payable as follows.

                  (1) Interest for the period beginning on the Funds Transfer Date through December 31, 1998, shall be prorated on a daily basis as provided in Section 1.D below and shall be paid in advance at the close of the escrow established to disburse the proceeds of the Loan.

                  (2) Thereafter, monthly combined principal and interest payments in the amount of $88,768.39 each shall be due and payable beginning on February 1, 1999, and continuing thereafter on the first day of each calendar month until the Maturity Date. Monthly installments of principal and interest shall be made as scheduled and in the amount set forth herein regardless of Lender's prior acceptance of unscheduled payments.

                  (3) The entire outstanding principal balance of the indebtedness evidenced hereby, plus all accrued and unpaid interest thereon, shall be due and payable on the Maturity Date.

            1.C. Basis Point. As used in this Note, the term "Basis Point" means one one-hundredth (1/100th) of one percentage point of interest.

            1.D. Calculation of Interest. All interest on any indebtedness evidenced by this Note shall be calculated on the basis of a three hundred sixty
(360)-day year composed of twelve (12) thirty (30)-day months. Interest for partial months shall be calculated by multiplying the principal balance of this Note by the applicable per annum rate, dividing the product so obtained by 360, and multiplying the result by the actual number of days elapsed. Calculating interest for partial months on the basis of a 360-day year results in more interest than if a 365-day year were used.

            1.E. Balloon Payment. THIS NOTE PROVIDES FOR A BALLOON PAYMENT WHICH WILL BE DUE IN FULL ON THE MATURITY DATE, AND BORROWER ACKNOWLEDGES THAT NO PROVISION OR



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AGREEMENT HAS BEEN MADE FOR THE REFINANCING BY HOLDER OF THE AMOUNT TO BE PAID
ON SUCH DATE.

            1.F. Deadlines; Banking Days. In the event any of the due dates, deadlines or determinative dates set forth in this Section 1 or elsewhere in this Note fall on a Saturday, Sunday or holiday, the applicable due date, deadline or determinative date shall be the immediately preceding banking day.

         2. APPLICATION OF PAYMENTS. All payments made under this Note shall be applied first, to the following, in such order as Holder may elect in its sole discretion, until all such items are paid in full: (a) any late charges due in accordance with Section 4 below; (b) any past-due interest, including without limitation interest accrued at the Default Interest Rate in accordance with Section 4 below; (c) reimbursement of any sums advanced by Holder to cure defaults under the Deeds of Trust (as defined in Section 3 below); (d) any applicable prepayment premium due in accordance with Section 7 below; (e) reimbursement of any expenses to which Holder is entitled pursuant to Section 10 below; second, to any past-due principal; third, to current interest accrued as of the date of Holder's receipt of such payment; and fourth, to reduce the outstanding principal balance. No partial prepayment of principal shall result in any adjustment of the amount of the scheduled installments of principal thereafter becoming due.

         3. COLLATERAL. The indebtedness evidenced by this Note is secured by, among other things, the following (the "Deeds of Trust"): (i) that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith between Borrower, as Trustor, in favor of Payee, as Beneficiary, encumbering property located in the County of Santa Barbara, State of California, as more particularly described therein, (ii) that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith, between Borrower, as Trustor, in favor of Payee, as Beneficiary, encumbering property located in the County of Ventura, State of California,
(iii) that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith, between Borrower, as Trustor, in favor of Payee, as Beneficiary, encumbering property located in the County of Marion, State of Oregon, and (iv) that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith, between Borrower, as Trustor, in favor of Payee, as Beneficiary, encumbering property located in the County of Millard, State of Utah.

Concurrently with the execution and delivery hereof, Borrower has executed and delivered that certain Promissory Note Secured by Deed of Trust dated as of even date herewith payable to Payee in the original principal amount of $15,000,000.00 ("Note B"). This Note, Note B and the Deeds of Trust, together with all other documents or instruments evidencing, securing, or otherwise relating to the indebtedness evidenced hereby, including without limitation that certain Environmental Indemnity Agreement dated as of even date herewith, are sometimes hereinafter referred to collectively as the "Loan Documents."

         4.  LATE CHARGES AND INTEREST UPON DEFAULT. Borrower agrees to pay to Holder a late charge equal to four percent (4%) of any amount, including interest, not paid within five (5) days of the due date. As used herein, the term "Default Interest Rate" means a rate per annum Three Hundred (300) Basis Points above the interest rate otherwise in effect under this Note. In the event that any payment of principal, interest, late charges or prepayment premium payable under this Note is not paid within ten (10) days from its due date, whether or not by reason of acceleration, such failure shall constitute an Event of Default hereunder, and such amount shall bear interest from the due date thereof until paid at the Default Interest Rate. Borrower acknowledges and agrees that during the time that any payment of principal, interest or other amount due under this Note or any other Loan Document is delinquent, Holder will incur additional costs and expenses attributable to its loss of use of the money due and attributable to the adverse impact on Holder's ability to meet its other obligations and avail itself of other opportunities. Borrower agrees it is extremely difficult and impractical to ascertain the extent of such costs and expenses, and Borrower therefore agrees to payment of the above late charge and the accrual of interest at the Default Interest Rate in accordance with this Section, in satisfaction of its liability for such costs and expenses, regardless of whether or not there has been an acceleration of the maturity of the indebtedness evidenced by this Note. Borrower acknowledges that the charging of Default Interest will result in compounded interest (i.e., interest on interest).
                                            /s/  CWG     DD
                                            -----------------------------------
                                            Borrower's Initials

         5. EVENT OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" hereunder:

             (1) the failure of Borrower to pay, or cause to be paid, any scheduled installment of principal and interest or any other indebtedness evidenced by this Note within ten (10) days of the date when due;



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             (2) the failure of Borrower to pay, or cause to be paid, the entire indebtedness evidenced hereby on the Maturity Date or upon acceleration of the Loan;

             (3) the failure of Borrower to pay, or cause to be paid, any other amount due and payable under any of the Loan Documents and any applicable cure period set forth therein has expired; or

             (4) the occurrence of an Event of Default under any of the other Loan Documents, including without limitation an Event of Default under Note B or any of the Deeds of Trust, and further including without limitation the failure of Borrower to observe the provisions of Section 1.8 of each of the Deeds of Trust (entitled "Transfer of the Property; Secondary Financing"), or a default under the Environmental Indemnity Agreement and the expiration of any applicable cure period expressly set forth therein.

         6. ACCELERATION. Upon the occurrence of an Event of Default, Holder may at its option, in addition to any other remedies to which it may be entitled, declare the total unpaid principal balance of the indebtedness evidenced hereby, together with all accrued but unpaid interest thereon and any applicable prepayment premium and all other sums owing under any of the other Loan Documents, immediately due and payable, including without limitation all costs of collection, without further presentment, demand, protest or notice of any kind, by so notifying Borrower in writing. Notwithstanding the foregoing, in the Event of Default under clauses (1), (2) or (3) of Section 5 above, Holder shall give Borrower at least five (5) days' written notice (measured from the date the notice is given) prior to declaring the total unpaid balance hereof due and owing, provided that no additional notice shall be required upon acceleration, and provided further that such notice obligation shall not release Borrower from any late charge or Default Interest as provided in this Note.

         7.  PREPAYMENT.

             7.A  Prepayment Premium.  Upon giving Holder not less than thirty
(30) days' prior written notice, Borrower may prepay the principal amount due under this Note, in whole or in partial payments of not less than One Hundred Thousand Dollars ($100,000.00) by paying, in addition to such principal, together with any and all accrued interest thereon, a prepayment premium equal to the difference (if positive) between (1) minus (2), said amount then being multiplied by (3), where:

                  (1) is determined by calculating the present value of the payments Holder would have received if the prepaid principal amount had been paid as provided for in this Note absent any prepayment privileges discounted back to the prepayment date using a discount rate equal to the Comparable Treasury Rate (as defined below) plus 100 Basis Points;

                  (2) is the amount of the principal balance outstanding as of the prepayment date (prior to the application of any prepayment and the payments Holder would have received if the prepaid principal amount had been paid as provided for in this Note absent any prepayment privileges); and

                  (3) is a fraction, the numerator of which is the amount of the principal balance which is being prepaid and the denominator of which is the original principal balance under this Note.

             7.B Comparable Treasury Rate Defined. The "Comparable Treasury Rate" shall be (1) equal to the rate for U.S. Treasury Constant Maturities with a maturity closest to the remaining loan term at the date of prepayment, or (2) if there is no U.S. Treasury Constant Maturity having a maturity date matching the remaining loan term, an interpolated rate derived from U.S. Treasury Constant Maturity with the closest maturity date after the Maturity Date.

             7.C  Additional Prepayment Provisions.

                  (1) In no event shall the amount due in connection with any principal prepayment be less than the principal amount paid plus any and all interest accrued thereon as of the payment date. No partial prepayment shall result in any adjustment of the amount of the scheduled installments of principal and interest thereafter becoming due, except to the extent the final payment or payments are reduced or eliminated as a result of the partial prepayment.

                  (2) Borrower covenants and agrees that the Loan is being made on the basis and assumption that the payments shall be made for the full maximum term of the Loan, that such is the transaction bargained for, and that Borrower shall not prepay the indebtedness except in strict accordance with the provisions of this Note. Except for expressly



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permitted prepayments of principal, the prepayment premium described above shall be payable with respect to voluntary prepayments or with respect to prepayments resulting from default, acceleration, foreclosure, deed in lieu of foreclosure or exercise of any remedies under the Loan Documents. However, no prepayment premium shall be payable on amounts attributable to insurance or condemnation proceeds applied in reduction of the principal balance hereof.

         8. PREPAYMENT WAIVERS. Borrower expressly waives any right to prepay the indebtedness evidenced hereby, except as specifically provided in
Section 7 above. Therefore, if the maturity of this Note is accelerated by reason of any Event of Default under this Note or under any other Loan Document, Borrower recognizes and agrees that any prepayment of the indebtedness evidenced hereby resulting from such default (including without limitation, prepayments resulting from foreclosure and sale, sale under a power of sale, and any redemption following foreclosure of any of the Deeds of Trust) shall constitute a breach of the restrictions on prepayment set forth herein and will result in damages to Holder due to Holder's failure to receive the benefit of its investment as contracted for in this Note. Further, Borrower recognizes that it is extremely difficult and impractical to ascertain the extent of such damages. Accordingly, in the event the maturity of this Note is accelerated by reason of any Event of Default hereunder or under any other Loan Document, Borrower agrees to pay to the Holder, in satisfaction of its liability for such damages, in addition to all other amounts due, the prepayment premium described above. Borrower agrees that the prepayment premium represents the reasonable estimate of Holder and Borrower of a fair average compensation for the loss that may be sustained by Holder due to the prepayment of any of the principal balance prior to the Maturity Date; the prepayment premium shall be paid without prejudice to the right of Holder to collect any other amounts provided for in the other Loan Documents; and Holder shall not be obligated to actually reinvest the prepayment amount in any Treasury or other specific obligations as a condition to receiving the prepayment premium. Borrower expressly waives any right it may have to prepay this Note, in whole or in part, without prepayment charge, upon acceleration of the maturity of this Note, and agrees that if for any reason a prepayment of any or all of the indebtedness evidenced by this Note is made, whether voluntarily or upon or following any acceleration of the maturity of this Note by Holder, then Borrower shall pay the prepayment premium calculated pursuant to Section 7 above. By initialing this provision in the space provided below, Borrower hereby declares that the Holder's agreement to make the Loan at the interest rate and for the term set forth herein constitutes adequate consideration, given individual weight by Borrower, for this waiver and agreement.

                                         /s/  CWG    DD
                                         -----------------------------------
                                         Borrower's Initials

         9. LITIGATION EXPENSE. If any suit, action or proceeding of any kind (an "action") is brought by any party hereto (or the successors or assigns to any party hereto) to enforce, defend or interpret any provision of this Note or any document referred to herein or executed in connection herewith (including without limitation an action for declaratory relief), the prevailing party in such action shall recover from the other parties to such action all reasonable costs and expenses which the prevailing party may incur in bringing such action and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment. The "prevailing party" means the party entitled to recover the costs of suit, whether or not any action proceeds to final judgment. Any judgment or order entered in such action shall specifically provide for the recovery of all reasonable costs and expenses incurred by the prevailing party in connection therewith including, without limitation, costs and expenses incurred in enforcing such judgment. For the purpose of this Section, "costs and expenses" include all court costs and attorneys' fees (including allocated costs of in-house counsel) including without limitation, court costs and attorneys' fees incurred in connection with any of the following: (a) postjudgment motions; (b) contempt proceedings; (c) garnishment, levy and debtor and third party examinations; (d) discovery; (e) bankruptcy litigation; (f) appeals; and (g) petitions for review. Holder shall have the right, but not the obligation, to commence, appear in and defend any action purporting to affect any of the interests, rights, obligations or liabilities of Holder or Borrower in connection with this Note or any other Loan Document, and Borrower agrees to pay to Holder on demand all costs and expenses reasonably incurred by Holder in connection therewith.

         10. REIMBURSEMENT OF COSTS AND EXPENSES. Borrower agrees to reimburse Holder within five (5) days of Holder's demand for all costs and expenses (including, but not limited to, reasonable attorneys' fees, including allocated costs of in-house counsel) incurred by Holder in connection with the exercise of Holder's rights under this Note or the other Loan Documents, and the enforcement thereof, whether or not an action is commenced, and in connection with the administration of Holder's rights under this Note, other than routine servicing matters customarily performed by Holder for loans of a similar nature and for which no cost is charged.



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         11.  WAIVER. Borrower and any sureties, guarantors and endorsers of this Note hereby consent to renewals and extensions of time at or after the Maturity Date and hereby waive diligence, presentment, protest, demand and notice of every kind and (to the full extent permitted by law) the right to plead any statute of limitations as a defense to any demand hereunder or in connection with any security herefor, and hereby agree that no failure on the part of Holder to exercise any power, right or privilege hereunder, or to insist upon prompt compliance with the terms hereof, shall constitute a waiver thereof.

         12. FORBEARANCE. Holder shall not be deemed to have waived any of Holder's rights or remedies under this Note unless such waiver is express and in a writing signed by Holder, and no delay or omission by Holder in exercising, or failure by Holder on any one or more occasions to exercise, any of Holder's rights hereunder or under the other Loan Documents, or at law or in equity, including, without limitation, Holder's right, after any Event of Default by Borrower, to declare the entire indebtedness evidenced hereby immediately due and payable, shall be construed as a novation of this Note or shall operate as a waiver or prevent the subsequent exercise of any or all of such rights. Acceptance by Holder of any portion or all of any sum payable hereunder whether before, on or after the due date of such payment, shall not be a waiver of Holder's right either to require prompt payment when due of all other sums payable hereunder or to exercise any of Holder's rights, powers and remedies hereunder or under the other Loan Documents. A waiver of any right on one occasion shall not be construed as a waiver of Holder's right to insist thereafter upon strict compliance with the terms hereof without previous notice of such intention being given to Borrower. No exercise of any right by Holder shall constitute or be deemed to constitute an election of remedies by Holder precluding the subsequent exercise by Holder of any or all of the rights, powers and remedies available to it hereunder, under any of the other Loan Documents, or at law or in equity. Borrower expressly waives, to the extent permitted by law, the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to, or in conflict with, the foregoing. Borrower consents to any and all renewals and extensions in the time of payment hereof without in any way affecting the liability of Borrower or any person liable or to become liable with respect to any indebtedness evidenced hereby. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Note, either in whole or in part, unless Holder agrees otherwise in writing.

         13. RENUNCIATION AND ASSIGNMENT OF EXEMPTIONS. To the extent permitted by law, Borrower hereby waives and renounces for itself, its legal representatives, successors and assigns, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption, and homestead right, entitlement, or exemption now provided, or which may hereafter be provided, by the Constitution or laws of the United States of America or of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note.

         14.  JURY TRIAL WAIVER. BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL
BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING BROUGHT BY HOLDER OR ANY OTHER PERSON RELATING TO (I) THIS NOTE OR NOTE B, OR (II) ANY OF THE OTHER LOAN DOCUMENTS. BORROWER HEREBY AGREES THAT THIS NOTE CONSTITUTES A WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY AND BORROWER DOES HEREBY CONSTITUTE AND APPOINT HOLDER ITS TRUE AND LAWFUL ATTORNEY IN FACT, WHICH APPOINTMENT IS COUPLED WITH AN INTEREST, AND BORROWER DOES HEREBY AUTHORIZE AND EMPOWER HOLDER, IN THE NAME, PLACE AND STEAD OF BORROWER, TO FILE THIS NOTE WITH THE CLERK OR JUDGE OF ANY COURT OF COMPETENT JURISDICTION AS WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY.

         15. APPLICABLE LAW. This Note shall be governed by, enforced under and interpreted in accordance with the laws of the State of Oregon.

         16. AMENDMENT. This Note may be amended or modified only by an instrument in writing which by its express terms refers to this Note and which is duly executed by each party sought to be bound thereby.

         17. SEVERABILITY. If any provision of this Note or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Note and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         18. TRANSFERS BY HOLDER. This Note and the other Loan Documents may be hypothecated, transferred or assigned by Holder without the prior consent of Borrower.



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         19.  SUCCESSORS AND ASSIGNS. This Note shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

         20. TIME. Time is of the essence with respect to each and every term and provision of this Note.

         21. USURY. Notwithstanding any provision in this Note which might otherwise be construed to the contrary, it is the desire of Holder and Borrower that the total liability for payments in the nature of interest shall not exceed the limits imposed by any applicable state or federal interest rate laws. If any payments in the nature of interest, additional interest, and other charges made under this Note are held to be in excess of the limits imposed by any applicable state or federal laws, then at Holder's option (a) to the extent permitted under applicable law, Holder may declare the total unpaid principal balance of the indebtedness evidenced hereby, together with all accrued but unpaid interest thereon, immediately due and payable (without prepayment premium), or (b) any such excess amount shall be considered a premium-free prepayment of principal and the principal balance shall be reduced by such amount in the inverse order of maturity so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the limits imposed by any applicable state or federal interest rate laws.

         22. NOTICES. All notices, demands or requests provided for or permitted to be given hereunder shall be in writing and shall be delivered in person or sent by registered or certified United States mail, postage prepaid, return receipt requested, or by overnight courier, to the addresses set forth below or to such other addresses as are specified by no less than ten (10) days' prior written notice delivered in accordance herewith:

         If to Borrower:          United Foods, Inc.
                                  Ten Pictsweet Drive
                                  Bells, TN  38006-0119
                                  Attn:  Senior Vice President for Finance




         If to Holder:            Monumental Life Insurance Company
                                  c/o AEGON USA Realty Advisors, Inc.
                                  4333 Edgewood Road N.E.
                                  Cedar Rapids, IA  52499-5443

All such notices, demands and requests shall be deemed effectively given and delivered three (3) days after the postmark date of mailing, the day after delivery to the overnight courier, or, if delivered personally, when received. Rejection or other refusal to accept or the inability to deliver because of a changed address of which no notice was given in accordance with the time period provided herein, shall be deemed to be receipt of the notice, demand or request sent.

         23. GENDER AND NUMBER. All personal pronouns used in this Note whether used in the masculine, feminine, or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa.

         24. HEADINGS. The underlined words appearing at the commencement of the sections are included only as a guide to the contents thereof and are not to be considered as controlling, enlarging or restructuring the language or meaning of those sections.

         25.  NOTICE TO BORROWER. UNDER OREGON LAWS, MOST AGREEMENTS,
PROMISES, COMMITMENTS MADE BY LENDER AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY LENDER TO BE ENFORCEABLE.

         IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first above written.



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                                          UNITED FOODS, INC.,
                                          a Delaware corporation


                                          By  /s/ Carl W. Gruenewald II
                                              Carl W. Gruenewald II,
                                              Senior Vice President, Finance


                                          By  /s/ Donald Dresser
                                              Donald Dresser,
                                              Senior Vice President,
                                              Administration














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RECORDING REQUESTED BY:

Chicago Title Company
Escrow No. 160981144

AND WHEN RECORDED MAIL TO:

Bolen, Fransen & Boostrom LLP
1322 East Shaw Avenue, Suite 430
Fresno, CA 93710

Attention:  Virginia M. Pedreira

--------------------------------------------------------------------------------
                    SPACE ABOVE THIS LINE FOR RECORDER'S USE

                       DEED OF TRUST, ASSIGNMENT OF RENTS
                      SECURITY AGREEMENT AND FIXTURE FILING
                       (Santa Barbara County, California)


         THIS DEED OF TRUST, ASSIGNMENT OF RENTS , SECURITY AGREEMENT AND FIXTURE FILING (hereafter referred to as this "Deed of Trust") is made and entered into as of December 15, 1998, by UNITED FOODS, INC., a Delaware corporation, ("Trustor"), whose address is Ten Pictsweet Drive, Bells, TN 38006-0119, to CHICAGO TITLE INSURANCE COMPANY, a Missouri corporation ("Trustee"), whose address is 388 Market Street, Suite 1300, San Francisco, CA 94111, for the benefit of MONUMENTAL LIFE INSURANCE COMPANY, a Maryland corporation, its successors and assigns ("Beneficiary"), whose address is c/o AEGON USA Realty Advisors, Inc., 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-5443.

W I T N E S S E T H:

         A. GRANT. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to secure the indebtedness and other obligations of Trustor hereafter set forth, Trustor does hereby grant, bargain, sell, convey, mortgage, assign, transfer, pledge and set over unto Trustee and the successors and assigns of Trustee IN TRUST WITH POWER OF SALE, for the benefit and security of Beneficiary all of Trustor's right, title and interest in and to the following, whether now owned or hereafter acquired (hereafter collectively referred to as the "Real Property"):

             (1) the real property located in Santa Barbara County, California, as more particularly described in Exhibit A attached hereto and incorporated herein by reference (hereafter referred to as the "Land");

             (2) all buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land (hereafter referred to as "Improvements and Fixtures"), including, without limitation, (a) houses, barns, sheds, warehouses, pumphouses, bunkhouses, hothouses, mobilehomes and all other buildings and structures; (b) shrubs, trees and landscaping now growing or hereafter to be grown on the Land; (c) grain bins, storage bins and tanks, metal sheds and buildings, wind machines, freeze and frost protection equipment, water towers, windmills, (d) all towers, fences, gates, stakes, posts and trellises;
(e) all electric, water and gas lines, wiring, generators, motors, pipe and equipment together with meters, transformers, switch boxes, fuse panels, circuit breakers, timing devices, thermostats, and control valves; (f) all wells, irrigation and drainage equipment of all types (other than portable irrigation motors customarily towed by a motor vehicle) including, without limitation, pumping stations, pipe, pumps, motors, gearheads, pivots, sprinkler systems, hand lines, tow lines, control valves, culverts, and well casings; (g) air conditioning, climate control and heating equipment including coils, compressors, ducts and heaters; (h) all wall to wall carpet, refrigerators, stoves and other built-in equipment; (i) processing, packaging, loading, and storage facilities and equipment, including augers, scales, belts, motors and conveyance equipment related thereto; (j) all other machinery, apparatus, and equipment of every kind and nature now or hereafter attached to, located on, in, or about the Land, or used or intended to be used in connection with the use, operation, or enjoyment of the Land or related to the operation of the Property (excluding property which may be or deemed to be toxic or hazardous substances or materials, and also excluding self-propelled motor driven vehicles and farm implements customarily towed by or attached thereto (collectively, "rolling stock"), but not excluding any rolling stock which constitutes a part of any irrigation system relating to the Land), including without limitation the property described in Exhibit B attached hereto and incorporated herein by this reference; and (k) all additions thereto and substitutions and replacements thereof, all of which are hereby declared and shall be deemed to be fixtures and accessions to the Land and a part of the Real Property as between the parties hereto and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the Secured Obligations (as defined in Section B below);

             (3) all easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, now or hereafter located on the Land or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, minerals, royalties, easements, privileges, liberties, tenements, hereditaments and appurtenances, reversion and reversions, remainder and remainders whatsoever, in any way belonging, relating or appertaining to the Land or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Trustor;

             (4) all present and future rents, issues and profits of the Real Property from time to time accruing (including, by way of illustration, all payments under leases or tenancies, unearned premiums on any insurance policy carried by Trustor for the benefit of Beneficiary and/or the Real Property, tenant security deposits, escrow funds and all awards or payments, including interest thereon and the right to receive same, growing out of or as a result of any exercise of the right of eminent domain, including the taking of any part or all of the Real Property or payment for alteration of the grade of any road upon which said Real Property abuts, or any other injury to, taking of or decrease in the value of said Real Property to the extent of all amounts which may be owing on the Secured Obligations at the date of receipt of any such award or payment by Trustor, and the reasonable attorneys' fees, costs and disbursements incurred by Beneficiary in connection with the collection of such award or payment), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law or in equity, of Trustor of, in and to the same;

             (5) all insurance policies and proceeds thereof, contracts, permits, licenses, plans or intangibles now or hereafter dealing with, affecting or concerning the Real Property, including, by way of illustration, all rights accruing to Trustor from any and all contracts with all contractors, architects, engineers or subcontractors relating to the construction of improvements on or upon the Land, including payment, performance and/or materialmen's bonds and any other related choses in action;

             (6) all rights of Trustor or the Land to all water (including any water inventory in storage), water rights and entitlements, other rights to water and other rights to receive water or water rights of every kind or nature, used or designated for use in connection with the Land, including by way of illustration, (a) the groundwater on, under, pumped from or otherwise available to the Land, whether as a result of groundwater rights, contractual rights or otherwise; (b) the right to remove and extract any such groundwater including any permits, rights or licenses granted by any governmental authority or agency and any rights granted or created by any easement, covenant, agreement or contract with any person or entity; (c) any rights to which the Land is entitled with respect to surface water, whether such right is appropriative, riparian, prescriptive or otherwise and whether or not pursuant to permit or other governmental authorization, or the right to store any such water; (d) any water, water right, water allocation, distribution right, delivery right, water storage right, or other water-related entitlement appurtenant or otherwise applicable to the Land by virtue of the Land's being situated within the boundaries of any district, agency, or other governmental entity or within the boundaries of any private water company, mutual water company, or other non-governmental entity;
(e) any drainage rights appurtenant or otherwise applicable to the Land; (f) all rights to transport, carry, allocate or otherwise deliver water or any of the foregoing rights from or to the Land by any means, wherever located; (g) any shares (or any rights under such shares) of any private water company, mutual water company, or other non-governmental entity pursuant to which Trustor or the Land may receive any of the rights referred to in subsections (a) through (f), above (collectively referred to hereafter as the "Water Rights"); and

             (8) all rights to drain the Land including rights in drainage districts (and the right to vote for and elect representatives in such drainage districts).

The Real Property described above together with the Personal Property collateral described in Section 3.1 below are hereafter sometimes referred to collectively as the "Property."

         B. SECURED OBLIGATIONS. This Deed of Trust is given to secure the payment and performance of the following in such manner as Beneficiary in its sole discretion shall determine (collectively referred to hereafter as the "Secured Obligations"):

             (1) the indebtedness evidenced by (a) that certain Promissory
Note Secured by Deed of Trust of even date herewith ("Note A") made by Trustor in the original principal amount of Ten Million and 00/100 Dollars ($10,000,000.00) payable to the order of Beneficiary, and (b) that certain Promissory Note Secured By Deed of Trust of even date herewith ("Note B") made by Trustor in the original principal amount of Fifteen Million and 00/100 Dollars ($15,000,000.00) payable to the order of Beneficiary (hereafter referred to collectively as the "Notes"), including without limitation any prepayment premium(s) due thereunder, together with any and all renewals, extensions, substitutions, modifications and consolidations of the Notes and the indebtedness evidenced thereby (the "Loans");

             (2) any and all advances made by Beneficiary as hereafter provided:
(a) to protect or preserve the Property or the lien created hereby on the Property; (b) for insurance premiums; (c) for real estate and personal property and other taxes and assessments, and any and all other charges, expenses, utility charges, payments, claims, mechanics' or material suppliers' liens or assessments of any nature that at any time prior to or after the execution of the Loan Documents (as defined in subsection (3) of this Section) may be assessed, levied, imposed, or become a lien upon the Property, or the rent or income received therefrom, or any use or occupancy thereof (collectively, "Impositions"); (d) for performance of any of Trustor's obligations hereunder, or for any other purpose provided herein (whether or not the original Trustor remains the owner of the Property at the time of such advances); provided, however, nothing herein shall be deemed to obligate Beneficiary to make any such advances;

             (3) any and all obligations and covenants of Trustor under the Notes, this Deed of Trust or any other document, instrument or agreement now or hereafter evidencing, securing or otherwise relating to the Notes secured hereby, as amended or modified from time to time, including without limitation that certain Borrower's Closing Certificate of even date herewith and those two
(2) certain Agricultural Mortgage Loan Application/Commitments between Trustor and AEGON USA Realty Advisors, Inc., both executed by Trustor on October 2, 1998, and subsequently assigned to Beneficiary (hereafter referred to collectively as the "Loan Documents"), and all costs of collection, including reasonable attorneys' fees, but excluding however, that certain Environmental Indemnity Agreement executed by Trustor for the benefit of Beneficiary of even date herewith, which is not secured by the lien of this Deed of Trust (the "Environmental Indemnity Agreement").


                                    ARTICLE 1

                    COVENANTS, REPRESENTATIONS AND WARRANTIES

         Trustor hereby further covenants and agrees with and for the benefit of Beneficiary as follows.

         1.1  PAYMENT OF INDEBTEDNESS, COVENANTS AND WARRANTIES.

              1.1.A.   Trustor will pay each of the Notes according to the terms
thereof and will pay all other Secured Obligations, with interest thereon, as provided in the Loan Documents, at the time and in the manner provided under the Notes, this Deed of Trust, any instrument evidencing a future advance and any other Loan Document, and Trustor will otherwise perform, comply with and abide by each and every stipulation, agreement, condition and covenant contained in the Notes, this Deed of Trust and every other Loan Document and any and all leases and other agreements with respect to the Property to which Trustor is a party.

              1.1.B.   Trustor shall protect, indemnify and hold Beneficiary
harmless from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs, and expenses (including, without limitation, attorneys' fees and court costs) imposed upon or incurred by Beneficiary by reason of this Deed of Trust or in exercising, performing, enforcing, or protecting Beneficiary's rights, title, or interests set forth herein, and any claim or demand whatsoever which may be asserted against Beneficiary by reason of any alleged obligation or undertaking to be performed or discharged by Beneficiary under this Deed of Trust and such amounts paid by Beneficiary shall become part of the Secured Obligations. In addition, Trustor covenants and agrees that it shall:

                       (1) not initiate, join in or consent to any change in any covenant, easement, or other public or private restriction, limiting or defining the uses which may be made of the Property, or any part thereof, without Beneficiary's prior written consent;

                       (2) not take any action or fail to take any action which will result in any Imposition affecting the Property, Trustor, either of the Notes or this Deed of Trust; and

                       (3) indemnify and hold Beneficiary harmless from any and all costs, damages or liabilities resulting from, arising out of, or related to, the creation or existence of any liens, Impositions or encumbrances by or against Trustor or Trustor's predecessor in title, or the Property.

              1.1.C.   Trustor covenants that Trustor is lawfully seized and
possessed of the Property and has good right to convey the lien of this Deed of Trust as an encumbrance against the Property, that the Property is unencumbered except for those matters expressly approved by Beneficiary in writing, liens in favor of Beneficiary, leases permitted hereunder and rights of lessors under leases of equipment constituting a part of the Property (hereafter referred to as the "Permitted Exceptions"), and that Trustor does warrant and will forever defend the title thereto against the claims of all persons whomsoever, except as to the Permitted Exceptions.

         1.2  TAXES, LIENS AND OTHER CHARGES.

              1.2.A. In the event of the passage of any law, order, rule or regulation subsequent to the date hereof, in any manner changing or modifying the taxation of deeds of trust or security agreements so as to affect Beneficiary adversely, Trustor shall promptly pay any such tax on or before the due date thereof.

              1.2.B. Trustor shall pay before the due date thereof, all Impositions and all license fees, permit fees, liens, judgments, assessments and all other expenses, fees and charges of every character whatsoever now or hereafter levied, assessed, or imposed on the Property or Trustor, or any part thereof, or any estate, right, or interest therein, or upon the rents, issues, income or profits thereof, or relating to the Property. Trustor shall submit to Beneficiary such evidence of the due and punctual payment of all real estate taxes and assessments assessed against the Property or any portion thereof, as Beneficiary may require. In addition, within ten (10) days following request by Beneficiary, Trustor shall submit to Beneficiary evidence of the due and punctual payment of all other such Impositions, levies, license fees, permit fees, judgments or assessments now or hereafter levied, assessed or imposed on the Property or Trustor as may be identified in such request.

              1.2.C. Trustor shall not suffer any mechanic's, materialmen's, laborer's, statutory or other lien to be created, filed of record, or to remain outstanding upon all or any part of the Property.

              1.2.D. Notwithstanding the provisions of Sections 1.2.A.,B. and C., above, Trustor may, at its expense, contest the validity or application of any Impositions or license fees, permit fees, liens, judgments or assessments by appropriate legal proceedings promptly initiated and diligently conducted in good faith, provided that (a) Beneficiary is reasonably satisfied that the priority of this Deed of Trust shall be maintained and neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, or lost as a result of such contest, and (b) Trustor shall have posted a bond or furnished such other security as may be reasonably required from time to time by Beneficiary.

         1.3  INSURANCE.

              1.3.A.   Trustor shall, at its expense, procure for, deliver to
and maintain for the benefit of Beneficiary, until the Secured Obligations are fully repaid, original fully paid insurance policies (or if such policy is a "blanket" policy which includes land, improvements, personalty, or income other than the Property or income derived from the Property, a certified copy of such blanket policy and an original certificate from the insurer evidencing the allocation of coverage to the Property and the income from the Property), providing the following types of insurance relating to the Property, issued by insurance companies with a Best's rating of "A," VIII, or better, without regard to the rating of the insurance company's parent or subsidiary, in such amounts, in such form and content and with such expiration dates as are approved by
Beneficiary:

                       (1) broad form property insurance against all risks of physical loss, including, without limitation, fire, extended coverage, vandalism, malicious mischief, earthquake, flood and collapse, with waiver of subrogation, insuring to the extent of the full replacement cost of all improvements on the Property, without deduction for depreciation, either without co-insurance requirements or with agreed amount endorsement attached;

                       (2) public liability insurance covering all liabilities or risks incident to the ownership, possession, occupancy and operation of the Property having limits of not less than $1,000,000 each accident, $1,000,000 per occurrence, and $500,000 property damage, subject to Beneficiary's right to require increased amounts of coverage; and

                       (3) such other insurance with respect to the Property or any replacements or substitutions therefor, in such amounts as may from time to time be required by Beneficiary, against other insurable casualties which at the time are commonly insured against by prudent operators of properties of similar type or character.

Such insurance policies shall (i) provide that the insurer shall give Beneficiary at least thirty (30) days' prior written notice of cancellation, amendment, non-renewal or termination, in the manner provided for the giving of notices under Section 5.5 below, (ii) provide that no act or omission by the insured shall invalidate or diminish the insurance provided to Beneficiary,
(iii) except for liability policies, contain a mortgagee clause naming Beneficiary as an additional insured and loss payee in a form satisfactory to Beneficiary, and (iv) provide for a deductible no greater than $100,000.00, with the exception of earthquake insurance which shall provide for a deductible of no greater than ten percent (10%) of damages.

              1.3.B.   Subject to Beneficiary's prior written consent, not to be
unreasonably withheld, delayed or conditioned, Trustor is hereby authorized and empowered to adjust, compromise or settle any loss under any insurance policies maintained pursuant hereto. Each insurance company is hereby authorized and directed to make payment for all such losses directly to Beneficiary, instead of to Trustor and Beneficiary jointly. In the event any insurance company fails to disburse directly and solely to Beneficiary but disburses instead either solely to Trustor or to Trustor and Beneficiary jointly, Trustor agrees immediately to endorse and transfer such proceeds to Beneficiary. After deducting from said insurance proceeds all of its expenses incurred in the collection and administration of such sums, including attorneys' fees, Beneficiary may apply the net proceeds or any part thereof, at its sole option (1) to a prepayment of either of the Notes without prepayment premium or penalty, (2) to the repair and/or restoration of the Property, and/or (3) for any other purposes or objects for which Beneficiary is entitled to advance funds under this Deed of Trust, all without reducing or impairing the lien of this Deed of Trust or any obligations secured hereby. Any balance of such proceeds then remaining shall be paid to Trustor or any other person or entity lawfully entitled thereto. Notwithstanding the foregoing, insurance proceeds shall be made available to Trustor for the repair and/or restoration of the Property upon the following conditions: (i) the insurance proceeds, together with the funds, if any, to be deposited by Trustor with Beneficiary are sufficient to restore the Property, (ii) the Property is capable of being restored, as reasonably determined by Beneficiary, (iii) applicable zoning and planning laws and ordinances permit the restoration of the Property, (iv) there is no Event of Default under any of the Loan Documents, or an event with the passage of time or the giving of notice or both shall constitute an Event of Default, and (v) following restoration, both Trustor and the Property will be in compliance with all covenants set forth in this Deed of Trust.

              1.3.C.   At least five (5) days prior to the expiration date of
each policy maintained pursuant to this Section 1.3, a renewal or replacement thereof satisfactory to Beneficiary shall be delivered to Beneficiary. Trustor shall provide to Beneficiary on an annual basis, and at such other times as Beneficiary may request from time to time, a summary of the status, renewal, replacement and payment of premiums for all insurance required hereunder. The delivery of any insurance policies hereunder shall constitute an assignment of all unearned premiums as further security hereunder.

              1.3.D.   On all property policies and coverage's, Beneficiary
shall be named as "first mortgagee" under a standard mortgagee clause, and referred to verbatim as follows: Monumental Life Insurance Company, and its successors, assigns and affiliates, as their interest may appear; c/o AEGON USA Realty Advisors, Inc., Mortgage Loan Dept.; 4333 Edgewood Road, NE; Cedar Rapids, Iowa; 52499-5443.

         1.4  CONDEMNATION.

              1.4.A.   If all or any portion of the Property shall be damaged or
taken through condemnation (which term when used in this Deed of Trust shall include any damage or taking by any governmental or quasi-governmental authority and any transfer or grant by private sale made in anticipation of or in lieu thereof), either temporarily or permanently, then all the Secured Obligations shall, at the option of Beneficiary, become immediately due and payable without prepayment premium. Promptly upon learning of the institution or the proposed, contemplated or threatened institution of any condemnation proceeding, Trustor shall notify Beneficiary of the pendency of such proceedings, and no settlement respecting awards in such proceedings shall be effected without the consent of Beneficiary. Beneficiary shall be entitled to receive all compensation, awards, proceeds and other payments or relief relating to or payable as a result of such condemnation. Subject to Beneficiary's prior written consent, not to be unreasonably withheld, delayed or conditioned, Trustor shall be entitled to commence, appear in and prosecute any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such compensation, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by Trustor to Beneficiary.

              1.4.B.   If Beneficiary does not elect to declare all the Secured
Obligations immediately due and payable, as provided in Section 1.4.A. above, then Beneficiary, after deducting from said condemnation proceeds all of its expenses incurred in the collection and administration of such sums, including, without limitation, attorneys' fees, may apply the net proceeds or any part thereof, at its option: (1) to a prepayment of either of the Notes, without prepayment premium, (2) to the repair and/or restoration of the Property upon such conditions as Beneficiary may determine, and/or (3) for any other purposes or objects for which Beneficiary is entitled to advance funds under this Deed of Trust, all without reducing or impairing the lien of this Deed of Trust or any obligations secured hereby. Any balance of such moneys then remaining shall be paid to Trustor or any other person or entity lawfully entitled thereto.

              1.4.C.   Notwithstanding the provisions of Section 1.4.A., above,
condemnation awards shall be made available to Trustor for the restoration of the Property upon the following conditions: (i) the award, together with the funds, if any, to be deposited by Trustor with Beneficiary are sufficient to restore the Property; (ii) the Property is capable of being restored as reasonably determined by Beneficiary, (iii) applicable zoning and planning laws and ordinances permit the restoration of the Property, (iv) there is no Event of Default under any of the Loan Documents, or an event with the passage of time or the giving of notice or both shall constitute an Event of Default, and (v) following restoration, both Trustor and the Property will be in compliance with all covenants set forth in this Deed of Trust, and (vi) the remaining Property shall comply with all applicable land use, zoning and subdivision requirements.

              1.4.D.   Beneficiary shall not be obligated to see to the proper
application of any amount paid over to Trustor. If, prior to the receipt by Beneficiary of such award or proceeds, the Property shall have been sold on foreclosure of this Deed of Trust, or as a result of other legal action relating to this Deed of Trust or the Notes, Beneficiary shall have the right to receive such award or proceeds to the extent of any unpaid Secured Obligations following such sale, with legal interest thereon, whether or not a deficiency judgment on this Deed of Trust or either of the Notes shall have been sought or recovered, and to the extent of attorneys' fees, costs and disbursements incurred by Beneficiary in connection with the collection of such award or proceeds.

         1.5  CARE OF PROPERTY.

              1.5.A.   Trustor shall keep the Property, including without
limitation all permanent plantings, drainage and wastewater facilities, roads, buildings, fixtures, appurtenances, equipment and improvements of any kind now or hereafter erected on or used in connection with the Land or any part thereof, in good condition and repair, shall not commit or suffer any waste. Trustor shall also replace roofs, parking lots, mechanical systems and other elements of the Property requiring periodic replacement. Trustor shall not do or suffer to be done anything which would or could increase the risk of fire or other hazard to the Property or any part thereof or which would or could result in the cancellation of any insurance policy carried with respect to the Property.

              1.5.B.   Trustor shall not cause or permit the removal,
demolishment or material alteration, enlargement or change to any structure or other improvement located on the Land without Beneficiary's prior written consent. Trustor shall not cause or permit the construction of any new improvements on the Land without Beneficiary's prior written consent. Trustor shall not cause or permit the removal of any fixture, chattel or part of the Property from the Land without Beneficiary's prior written consent, except where appropriate replacements are immediately made which are free of any lien, security interest or claim superior to that of this Deed of Trust and which have a value and utility at least equal to the value and utility of the fixture or chattel removed, which replacement shall, without further action, become subject to the lien of this Deed of Trust; provided, however, that the foregoing restriction shall not prohibit Trustor from removing or disposing of obsolete, dilapidated and out-of-service equipment previously removed from the operating facilities located on the Property (and replaced as indicated above) and stored on the Property in the area referred to by the Trustor as its "boneyard" area.

              1.5.C.   Trustor shall ensure that all operations of the Property
conform to all applicable standards of the U.S. Food and Drug Administration and the U.S. Department of Agriculture. Trustor shall ensure that all wastewater or other discharges to the environment are conducted in conformance with current industry practices and all current regulatory requirements. Trustor shall use the Property solely as a fruit and vegetable processing, packaging and cold storage facility and directly related purposes.

              1.5.D.   Without otherwise limiting the Trustor's covenant not to
commit or permit waste, Trustor shall not (1) remove or permit the removal of sand or gravel, (2) use or permit the use of the Property for barrow pit operations, (3) use or permit the use of the Property as a land fill or dump,
(4) burn or bury or permit the storage, burning or burying of any material or product which will result in contamination of the Property or the groundwater or which will require the issuance of a permit by the Environmental Protection Agency or any state or local government agency governing the issuance of hazardous or toxic waste permits, (5) request or permit a change in the zoning or land use classification in effect as of the date of this Deed of Trust.

              1.5.E.   Beneficiary or its representative is hereby authorized to
enter upon the Land at all reasonable times for purposes of inspecting the Property and for the purpose of performing any of the acts Beneficiary is authorized to perform hereunder or under the terms of any of the Loan Documents.

              1.5.F.   Trustor will perform and comply promptly with, and cause
the Property to be maintained, used and operated in accordance with, any and all
(1) present and future laws, ordinances, rules, and regulations, including without limitation, all applicable federal, state and local laws pertaining to air and water quality, hazardous waste, waste disposal, air emissions and other environmental matters, all zoning and other land use matters, and rules, regulations and ordinances of the United States Environmental Protection Agency and all other applicable federal, state and local agencies and bureaus; and (2) policies of insurance at any time in force with respect to the Property. Trustor shall maintain in force and in good standing all licenses, permits or contracts necessary, or reasonably considered by Beneficiary to be desirable for the contemplated operation and maintenance of the Property. If Trustor receives any notice that Trustor or the Property is in default under or is not in compliance with any of the foregoing, or notice of any proceeding initiated under or with respect to any of the foregoing, Trustor will promptly furnish a copy of such notice to Beneficiary.

              1.5.G.   If all or any part of the Property shall be damaged by
fire or other casualty, at a cost of restoration in excess of $250,000, Trustor shall give immediate written notice thereof to Beneficiary and shall promptly restore the Property to the equivalent of its original condition; and if a part of the Property shall be damaged through condemnation, Trustor shall promptly restore, repair or alter the remaining portions of the Property in a manner satisfactory to Beneficiary. In the event all or any portion of the Property shall be damaged or destroyed by fire or other casualty or by condemnation, Trustor shall promptly deposit with Beneficiary a sum equal to the amount by which the estimated cost of the restoration of the Property, as determined by Beneficiary, exceeds the actual net insurance or condemnation proceeds received by Beneficiary in connection with such damage or destruction, or with Beneficiary's consent, provide such other assurance or security so as to protect the integrity of the loan to value ratio upon which the Loans were underwritten and secure the Trustor's obligation to restore the Property, as may be acceptable to Beneficiary in its sole and absolute discretion.

         1.6 REPRESENTATIONS AND WARRANTIES. Trustor, for itself and its successors and assigns, represents and warrants to and for the benefit of Beneficiary as follows.

              1.6.A.   Trustor has the lawful right and authority to grant,
assign, transfer and/or mortgage its interest in the Property and each portion thereof as provided in this Deed of Trust.

              1.6.B.   Neither Trustor's execution and delivery of the Notes,
this Deed of Trust or any other of the Loan Documents, nor the taking of any action in compliance with any of the foregoing will (1) contravene, cause a breach of, or constitute a default under any contract or agreement to which Trustor is a party, or (2) violate or contravene any law, order, decree, rule or regulation to which Trustor is subject.

              1.6.C.   The Property and each portion thereof is free from liens,
encumbrances, possessory interests and adverse claims of title other than the Permitted Exceptions.

              1.6.D.   All reports, certificates, affidavits, statements,
financial information and other data provided by Trustor to Beneficiary in connection with the Loans are true and correct in all material respects and do not omit any material information.

              1.6.E.   The Property and each portion thereof, and Trustor's
actual and intended use of the Property and each portion thereof, complies with all applicable covenants, conditions and restrictions, zoning ordinances, subdivided lands laws, building codes, applicable public health and safety and environmental laws and regulations, and all other ordinances, orders or requirements issued by any local, state or federal authorities which have or claim jurisdiction over the Property.

              1.6.F.   No pending or threatened judicial or administrative
actions, suits or proceedings affecting Trustor or the Property or any portion thereof would, if determined adversely either to Trustor or the Property, materially impair either the Property or Trustor's ability to perform the covenants or obligations required to be performed under the Notes, this Deed of Trust or any of the other Loan Documents.

              1.6.G.   Trustor declares and certifies, under penalty of perjury,
that: (1) the Taxpayer Identification Number of Trustor is 74-1264568; (2) the business mailing address of Trustor is as set forth on page 1 hereof; (3) Trustor is not a "foreign person" within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of 1986, as amended (the "Code"); and (4) Trustor understands that the information and certification contained in this Section 1.6.G. may be disclosed to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment or both.

              1.6.H.   Trustor agrees (1) to provide Beneficiary with a new
certification containing the provisions of Section 1.6.G. above immediately upon any change in such information, and (2) upon any transfer which is permitted by the terms of this Deed of Trust, to cause such transferee to execute and deliver to Beneficiary a certificate concerning the non-foreign status of such transferee substantially in the form of Section 1.6.G. above

              1.6.I.   Trustor has taken, and shall continue to take, all steps
required to perfect and maintain the Water Rights in all respect (including, but not limited to, the point of withdrawal, rate of diversion, the duty, the season of use, the nature of use and the lands to which the right is appurtenant).

         1.7 SUBROGATION. To the full extent of the Secured Obligations, Beneficiary is hereby subrogated to the liens, claims and demands, and to the rights of the owners and holders of each lien, claim, demand and other encumbrance on the Property which is paid or satisfied, in whole or in part, out of the proceeds of either of the Loans, and the respective liens, claims, demands and other encumbrances shall be, and each of them is hereby, preserved and shall pass to and be held by Beneficiary as additional collateral and further security for the Secured Obligations, to the same extent they would have been preserved and would have been passed to and held by Beneficiary had they been duly and legally assigned, transferred, set over and delivered unto Beneficiary by assignment, notwithstanding the fact that any instrument providing public notice of the same may be satisfied and canceled of record.

         1.8  TRANSFER OF THE PROPERTY; SECONDARY FINANCING.

              1.8.A.   The identity and expertise of Trustor were and continue
to be material circumstances upon which Beneficiary has relied in connection with, and which constitute valuable consideration to Beneficiary for, extending the Secured Obligations to Trustor, and any change in such identity or expertise could materially impair or jeopardize the security for the payment and performance of the Secured Obligations. Trustor covenants and agrees with Beneficiary, as part of the consideration for extending the Secured Obligations to Trustor, that without Beneficiary's prior written consent, Trustor shall not, voluntarily or by operation of law:

                       (1) sell, contract to sell, transfer, convey, assign or otherwise hypothecate or dispose of, all or any part of the Property or any interest therein whether or not as collateral security for any other obligation of Trustor;

                       (2) subject to exception for a transfer by an individual to a revocable trust created by such individual for estate planning purposes and transfers of title or interest under any will or testament or applicable law of descent, (a) enter into any transaction of dissolution, merger or consolidation,
(b) acquire any other business or corporation, (c) acquire all or substantially all of the property or assets of any other person or entity, or (d) sell, transfer, assign, or otherwise dispose of voting control of more than fifty percent (50%) of the beneficial interest in the voting common stock and the profits, losses and capital of Trustor outstanding as of the date of this Deed of Trust, if the result of any of the foregoing transactions is (i) that Trustor shall have acquired the assets of any person or entity which are not primarily used in connection with a business which is agribusiness in nature, or (ii) a surviving entity which is not primarily in a business which is agribusiness in nature, (iii) a person other than Trustor being the surviving entity, or (iv) any person or entity other than James I. Tankersley and his immediate family members, or entities solely owned or controlled thereby, owning and controlling more than 50% of the voting common stock and beneficial interests in the profits, losses and capital of Trustor;

                  (3) cause or permit any junior encumbrance or lien to be placed on the Property or other collateral for the Secured Obligations or upon more than 50% of the beneficial interest or ownership in Trustor outstanding as of the date of this Deed of Trust, which encumbrance is not released or reconveyed within five (5) days written notice by Beneficiary;

                  (4) transfer, assign, sell, lease, exchange, gift, encumber, pledge, hypothecate, alienate, grant an option to purchase, or otherwise dispose of, directly, indirectly or in trust, voluntarily or involuntarily, by operation of law or otherwise, or enter into a binding agreement to do any of the foregoing with respect to all or any part of the Water Rights, unless Trustor shall have demonstrated to Beneficiary's satisfaction, determined in its sole and absolute discretion and approved in writing prior to the transaction in question, that adequate replacement or substitute sources of water for the Property exist and have been procured in such quantities and at such times and locations as are reasonably satisfactory for the purposes of operating the Property without interruption and in such quantities, and at such times and locations as have been historically available to the Property;

                  (5) enter into or renew any leases, subleases, tenant contracts, or rental agreements with respect to any portion of the Property for terms (including any renewal or extension options) in excess of one (1) year.

         1.8.B.   Any purported transaction in violation of Section 1.8.A. above shall be void and shall entitle Beneficiary to declare all the Secured Obligations immediately due and payable without notice or demand. Beneficiary may give or withhold its consent to any of the foregoing in its sole and absolute discretion and consent may be conditioned upon payment to Beneficiary of a fee for processing the request for consent and other administrative costs incurred in connection therewith, and/or an express written assumption by any permitted transferee of the Notes and the Loan Documents in form satisfactory to Beneficiary, and/or an increase in the rate of interest on the unpaid balance of the Notes to a then current market rate, and/or a change in the term of the Notes, and/or other changes in the terms of the Loan Documents as Beneficiary may determine, all of which Trustor hereby agrees are reasonable conditions to the approval of any such transfer.

         1.8.C.   Notwithstanding the provisions of Section 1.8.A., above,
Trustor shall be entitled to do the following:

                  (1) Replace items of equipment constituting a portion of the Property encumbered hereby; provided that all such replacements or substitutions shall have a value and utility at least equal to the value and utility of the equipment removed, and provided that all such replacements or substitutions shall remain encumbered by the first lien and security interest of this Deed of Trust. Trustor shall execute all such documents and instruments as may be required to protect and preserve the first lien priority of this Deed of Trust with respect to any replacements or substitutions of any portion of the equipment portion of the Property.

                  (2) Remove or dispose of obsolete, dilapidated and out-of-service equipment previously removed from the operating facilities located on the Property (and replaced as indicated above) and stored on the Property in the area referred to by the Trustor as its "boneyard" area.

                  (3) Convert the Trustor from a publicly-traded to a privately-held corporation, provided that:

                       (a) upon the completion of any such transaction, James
I. Tankersley and his immediate family members, or entities solely owned or controlled thereby, shall own and control at least 51% of the voting common stock and beneficial interests in the profits, losses and capital of Trustor;

                       (b) Beneficiary is provided at least thirty (30) days prior written notice of the completion of the conversion transaction together with copies of related documentation, and the resulting privately-held entity assumes all liability under the Notes, this Deed of Trust and all other Loan Documents, and executes such additional documents relating to the Loans and the Loan Documents as may be required by Beneficiary to protect the enforceability, priority and underwriting standards of the Loans and the Loan Documents; and

                       (c) the lien and security interest evidenced by the Loan Documents shall not be diminished by any such change in the ownership of Trustor.

               1.8.D. The consent by Beneficiary to any sale, transfer, conveyance, pledge, encumbrance, assignment, creation of a security interest in or other hypothecation or disposition of the Property or the beneficial interests of Trustor shall not be deemed to constitute a novation of the Secured Obligations or a consent to any further sale, transfer, pledge, encumbrance, creation of a security interest or other hypothecation or disposition, or to waive Beneficiary's right, at its option, to exercise its remedies for default, without notice to or demand upon Trustor or to any other person or entity upon any such sale, transfer, pledge, encumbrance, creation of a security interest in or other hypothecation, or disposition to which Beneficiary shall not have consented.

          1.9 LIMIT ON INTEREST. If from any circumstances whatsoever, fulfillment of any provision of this Deed of Trust, the Notes or any other Loan Document, at the time performance of such provision becomes due, exceeds the limit on interest then permitted by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then Beneficiary may, at its option (a) to the extent permitted under applicable law, declare the entire Indebtedness secured hereby, including interest and late charges, if any, and all other sums owing, immediately due and payable, (b) reduce the obligations to be fulfilled to such limit on interest, or (c) apply the amount held to be in excess of such limit on interest to the reduction of the outstanding principal balance of either of the Notes, and not to the payment of interest, with the same force and effect as though Trustor had specifically designated such sums to be so applied to principal and Beneficiary had agreed to accept such extra payment(s) as a premium-free prepayment, so that in no event shall any exaction be possible under the Notes or this Deed of Trust, that is in excess of the applicable limit on interest. It is the intention of Trustor and Beneficiary that the total liability for payments in the nature of interest shall not exceed the limits imposed by any applicable state or federal interest rate laws. The provisions of this Section 1.9 shall control every other provision of this Deed of Trust, and any provision of the Loan Documents in conflict with this Section 1.9.

         1.10 PERFORMANCE BY BENEFICIARY OF DEFAULTS BY TRUSTOR. Trustor covenants and agrees that, if it shall default in the payment of any tax, lien, assessment, or charge levied or assessed against the Property; in the payment of any utility charge, whether public or private; in the payment of any insurance premium; in the procurement of insurance coverage and the delivery of the insurance policies required hereunder; or in the performance or observance of any other covenant, condition or term of this Deed of Trust, then Beneficiary, at its option, but without obligation and without notice, may pay, perform or observe the same, and all payments made or costs incurred by Beneficiary in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Trustor to Beneficiary with interest thereon, from the date such payment is made or expense is incurred by Beneficiary to the date Beneficiary is reimbursed therefor, at the Default Interest Rate provided in the Notes. Trustor hereby indemnifies Beneficiary against any and all costs, liabilities or damages, arising from or in any way related to the performance of Trustor's obligations by Beneficiary. Notwithstanding the foregoing, Trustor may, at its expense, contest the validity or application of any of the foregoing charges, taxes, liens or payments by appropriate legal proceedings promptly initiated and diligently conducted in good faith, provided that (a) Beneficiary is reasonably satisfied that the priority of this Deed of Trust shall be maintained and neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, or lost as a result of such contest, and (b) if the total liability exposure is in excess of $250,000, Trustor shall have posted a bond or furnished such other security as may be reasonably required from time to time by Beneficiary.

         1.11 ACCOUNTING AND FINANCIAL INFORMATION. Trustor shall keep and maintain, or shall cause to be kept and maintained, at Trustor's cost and expense, proper and accurate books, records and accounts reflecting all items of expense in connection with the operation of the Property and in connection with any services, equipment, or furnishings provided in connection with the operation of the Property. Trustor shall furnish the following statements and other information to Beneficiary, all of which shall fairly and accurately present the financial condition of the subject thereof as of the dates thereof and shall be certified by Trustor's principal financial or accounting officer:

               (1) quarterly, within sixty (60) days after the end of each fiscal quarter, unaudited, compiled financial statements and related reports; and

               (2) annually, within one hundred (120) days after the end of Trustor's fiscal year, at Trustor's expense, audited annual balance sheets, profit and loss statements, and all supporting schedules covering the operations of the Trustor.

From and after an Event of Default, Beneficiary may require that any such statements shall be audited and/or prepared and certified by an independent certified public accountant selected or approved by Beneficiary. In the event that Trustor shall refuse or fail to furnish any statement as aforedescribed, or in the event such statement shall be inaccurate or false, or in the event of failure of Trustor to permit Beneficiary or its representatives to inspect the Property or the said books and records, such acts of Trustor shall be a default hereunder and Beneficiary may proceed in accordance with the rights and remedies afforded Beneficiary under the provisions hereof.

         1.12 FINANCIAL COVENANTS.

              1.12.A. Definitions. For purposes of this Section 1.12, the following terms shall be defined as set forth below:

                       (1) "Assets" shall mean anything owned or controlled by Trustor or any right or interest therein of Trustor.

                       (2) "Consolidated Basis" shall mean the assets, liabilities and equities of the Trustor and any subsidiary shall be deemed to be one for accounting purposes in calculating the various ratios and requirements used herein.

                       (3) "Consolidated Net Income" shall mean "Net Income" as defined by Generally Accepted Accounting Principles determined on a Consolidated Basis.

                       (4) "Consolidated Tangible Net Worth" shall mean all Tangible Assets less all Liabilities of Trustor, determined on a Consolidated Basis.

                       (5) "Current Assets" shall mean Assets owned by Trustor which normally will be converted into cash within a year.

                       (6) "Current Liabilities" shall mean Liabilities of Trustor which must be paid or satisfied within a year, excluding any deferred taxes.

                       (7) "Current Ratio" shall mean the ratio of Current Assets to Current Liabilities.

                       (8) "Funded Debt" shall mean any loan or other obligation of the Trustor maturing within a period in excess of one year, excluding capitalized leases and revolving lines of credit.

                       (9) "Liabilities" shall mean any debt or obligation of Trustor.

                       (10) "Net Tangible Assets" shall mean Tangible Assets less all Current Liabilities.

                       (11) "Net Worth" shall mean all Assets less all Liabilities of Trustor.

                       (12) "Tangible Assets" shall mean all Assets except assets such as goodwill, patents and similar assets of an intangible nature.

               1.12.B. Specific Covenants. All of the following covenants shall be satisfied at all times during the term of the Loans:

                       (1) Consolidated Current Assets less Consolidated Current Liabilities shall not, on a quarterly and fiscal year end basis, be less than Ten Million Dollars ($10,000,000.00).

                       (2) As of the date of recordation of this Deed of Trust, Consolidated Tangible Net Worth shall not, on a quarterly and fiscal year end basis, be less than Twenty-Seven Million Five Hundred Thousand Dollars ($27,500,000.00) (the "Consolidated Net Worth Minimum"). During each fiscal year thereafter, the Consolidated Net Worth Minimum shall increase (but not decrease) by 25% of the previous fiscal year's Consolidated Net Income.

                       (3) The ratio of Funded Debt to Net Worth shall not exceed 2.15 to 1, as determined as of the end of each fiscal year.

                       (4) Current year payments on operating leases with terms in excess of one (1) year shall not, as of the end of any fiscal year, exceed Four Million Five Hundred Thousand Dollars ($4,500,000.00).

         1.13  ADDITIONAL COVENANTS.

               1.13.A. All transactions between Trustor and any of its affiliates shall be based on arms' length dealing in the ordinary course of business.

               1.13.B. Trustor shall not, in the event Trustor is or becomes a subsidiary or affiliate of another company, or creates a subsidiary or affiliate of its own, make contributions, dividends, loans or other cash advances directly or indirectly, to such parent, subsidiary or affiliate if either of the Loans are in default or if any interest and/or principal payments currently due and payable are outstanding, or if Trustor will not be able to make any payments on either of the Loans during the following twelve (12) months.

         1.14 LOAN PURPOSE. Trustor hereby covenants, represents and warrants that the loan secured by this Deed of Trust has been incurred and made solely for agricultural business purposes, such covenant and agreement having been made to induce Beneficiary to make said loan; and the proceeds of said loan are being used entirely for such agricultural business purposes.

         1.15 CONSENT REQUIRED FOR INCLUSION OF PROPERTY IN IMPROVEMENT DISTRICTS. Trustor hereby covenants, represents and warrants that it will not create or initiate, vote for, or in any other manner join in or consent by affirmative, voluntary action to the creation of, or the inclusion of the Property or any part thereof within the boundaries of any irrigation, levee, drainage or other improvement district (except school or road), under which any such district has, or will have, the power to issue bonds or other evidences of indebtedness and/or the power to make assessments against the Property, without the written consent of Beneficiary.

                                    ARTICLE 2

             ASSIGNMENT OF RENTS AND PROCEEDS, LEASES, AND CONTRACTS

         2.1 ASSIGNMENT OF RENTS AND PROCEEDS AND LEASES. In connection with the Loans, Trustor hereby absolutely, presently and irrevocably assigns, grants, transfers, and conveys to Beneficiary, its successors and assigns, all of Trustor's right, title, and interest in, to, and under all leases, subleases, tenant contracts, rental agreements, whether written or oral, now or hereafter affecting all or any part of the Property or Trustor's use thereof, and any agreement for the use or occupancy of all or any part of said Property which may have been made heretofore or which may be made hereafter, including any and all extensions, renewals, and modifications of the foregoing and guaranties of the performance or obligations of any tenants thereunder, and all other arrangements of any sort resulting in the payment of money to Trustor or in Trustor becoming entitled to the payment of money for the use of the Property or any part thereof whether such user or occupier is tenant, invitee, or licensee (all of the foregoing hereafter referred to collectively as "Leases" and individually as a "Lease", and said tenants, invitees, and licensees are hereafter referred to collectively as "Tenants" and individually as "Tenant" as the context requires), which Leases cover all or portions of the Property; together with all of Trustor's right, title, and interest in and to all income, rents, issues, royalties, profits, rights and benefits and all Tenants' security and other similar deposits derived with respect to the Leases and with respect to the Property, (hereafter collectively referred to as "Rents and Proceeds"), and the right, without taking possession of the Real Property, to collect the same as they become due and to apply such Rents and Proceeds to the Secured Obligations. It is the intent of Trustor and Beneficiary to establish an absolute transfer and assignment of all of the Leases and the Rents and Proceeds to Beneficiary in accordance with California Civil Code Section 2938.

         2.2 ASSIGNMENT OF CONTRACTS. In connection with the Loan, Trustor hereby absolutely, presently and irrevocably assigns, grants, transfers, and conveys to Beneficiary, its successors and assigns, all of Trustor's right, title, and interest in, to, and under all management contracts, construction contracts, insurance policies, and other contracts, licenses and permits, whether written or oral, now or hereafter affecting all or any part of the Property or Trustor's use thereof, which may have been made heretofore or which may be made hereafter, including any and all extensions, renewals, and modifications of the foregoing and guaranties of the performance or obligations of any obligors thereunder, excluding, however, any contracts for the sales of products produced on the Property (all of the foregoing hereafter referred to collectively as the "Contracts" and individually as a "Contract" as the context requires); together with all of Trustor's right, title, and interest in and to all income, issues, royalties, profits, rights and benefits derived with respect to the Contracts and with respect to the Property, and the right to collect the same as they become due. The foregoing assignment encompasses the right of Trustor to (a) terminate any of the

Contracts, (b) perform or compel performance and otherwise exercise all remedies under the Contracts, and (c) collect and receive all sums which may become due Trustor or which Trustor may now or shall hereafter become entitled to demand or claim, under the Contracts.

         2.3 DISCLAIMER. Neither the assignments set forth in Sections 2.1 and 2.2 above nor Beneficiary's exercise of its rights thereunder shall: (a) make Beneficiary a "mortgagee-in-possession" or otherwise responsible for the operations of and on the Property; or (b) be construed as Beneficiary's affirmation of any Lease or Contract, Beneficiary's assumption of any obligation or responsibility for the nonperformance by Trustor under any Lease or Contract, or Beneficiary's subordination of the lien of this Deed of Trust to any such Lease or Contract.

         2.4 REPRESENTATIONS, WARRANTIES AND COVENANTS. Trustor hereby represents, warrants, and covenants as follows.

              2.4.A.   Trustor is the sole holder of the landlord's interest
under the Leases, is entitled to receive the Rents and Proceeds from the Leases and from the Property, and has the full right to sell, assign, transfer, and set over the same and to grant to and confer upon Beneficiary the rights, interests, powers, and authorities herein granted and conferred.

              2.4.B.   Trustor is the sole holder of the Contracts, is entitled
to all the benefits of the Contracts, and has the full right to sell, assign, transfer and set over the same and to grant and confer upon Beneficiary the rights, interests, powers, and authorities herein granted and conferred.

              2.4.C.   Trustor has made no pledge or assignment of the Leases,
Rents and Proceeds, or Contracts prior to the date hereof, and Trustor shall not, after the date hereof, make or permit any such pledge or assignment.

              2.4.D.   Trustor shall provide Beneficiary with a fully-executed
original counterpart of each Lease, amendment, modification or alteration thereto. Trustor shall authorize and direct, and does hereby authorize and direct, each and every present and future Tenant of the whole or any part of the Property to pay all rental to Beneficiary from and after the date of receipt of written demand from Beneficiary to do so.

         2.5 LICENSE. Although this Deed of Trust constitutes an absolute, present and current assignment of all Rents and Proceeds, as long as no Event of Default as defined in Section 4.1 below, on the part of Trustor shall have occurred, Beneficiary shall not demand that Rents and Proceeds be paid directly to Beneficiary, and Trustor shall have a license to collect, but not more than one (l) year prior to the due date thereof, all such Rent and Proceeds (including, without limitation, all rental payments under the Leases).

                                    ARTICLE 3

                      SECURITY AGREEMENT AND FIXTURE FILING

         3.1  GRANT. As additional security for the Secured Obligations,
Trustor hereby grants to Beneficiary a security interest in and to all Trustor's right, title and interest now owned or hereafter acquired in and to the following property, hereinafter referred to collectively as the "Personal Property":

              (a) all fixtures, equipment, apparatus, machinery and other property of the type and nature included within the definition of Improvements and Fixtures in Section A(2) above to the extent, if any, such items are characterized for any purpose as personal property (rather than as improvements and/or fixtures so related to the Land that an interest therein arises under applicable law);

              (b) all Water Rights (as defined in Section A(6) above) now or hereafter associated with the Land (to the extent, if any, such rights are not deemed to be interests in real property);

              (c) all Leases (as defined in Section 2.1 above) and all Contracts (as defined in Section 2.2 above) and any guaranties thereof;

              (d) all causes of action and recoveries now or hereafter existing for any loss or diminution in value of the Land or any of the collateral described herein;

              (e) all rents, issues, profits, insurance proceeds and condemnation awards or compensation, development rights, easement rights, agreements, licenses, permits, governmental authorizations and all other contract rights and general intangibles arising out of or incident to the ownership, development, management or operation of the Land or the collateral described herein, and all accounts holding or constituting cash proceeds of any of the collateral described herein; and

              (f) all additions to, and substitutions, renewals, replacements, products and proceeds of, the foregoing.

         Notwithstanding any inference to the contrary set forth above or elsewhere in this Deed of Trust, "Personal Property" does not include, and the security interest granted herein does not encumber, Trustor's right, title and interest in and to accounts receivable, inventory, rolling stock, tradenames, brands, supplies or the products or proceeds thereof.

         3.2 SECURITY AGREEMENT. This Deed of Trust is hereby made and declared to be a security agreement encumbering each and every item of Personal Property described in Section 3.1 above in accordance with the Uniform Commercial Code as enacted in the State of California (the "UCC"). Upon request by Beneficiary, at any time and from time to time, a financing statement or statements perfecting the lien of this security agreement as encumbering the Personal Property shall be executed by Trustor and delivered to Beneficiary for filing with the California Secretary of State. The security interest granted herein shall attach as soon as Trustor obtains any interest in any of the Personal Property and before the Personal Property becomes fixtures or before the Personal Property is installed or affixed to other collateral for the benefit of Beneficiary under this Deed of Trust.

         3.3 FIXTURE FILING. Some of the items of property described herein are goods that are or are to become fixtures related to the real estate described herein, and it is intended that, as to those goods, this Deed of Trust and Security Agreement shall be effective as a financing statement recorded as a fixture filing from the date of its recording in the real estate records of the county in which the Land is located. Information concerning the security interest created by this instrument may be obtained from the Beneficiary, as "Secured Party," or Trustor, as "Debtor," at their respective mailing addresses set out in Section 5.5 below. Trustor warrants that (a) Trustor's (that is, "Debtor's") name, identity, and principal place of business are as referred to in the first paragraph of this Deed of Trust, (b) each Trustor (that is, "Debtor") has been using or operating under said name and identity without change for at least five (5) years; and (c) the location of all tangible collateral is upon the Land. Trustor covenants and agrees that Trustor will furnish Beneficiary with notice of any change in the matters addressed by clauses (a) or (b) of this Section 3.3 within thirty (30) days of the effective date of any such change, and Trustor will promptly execute any financing statements or other instruments deemed necessary by Beneficiary to prevent any filed financing statement from becoming misleading or losing its perfected status.

         3.4 REPRESENTATIONS, WARRANTIES AND COVENANTS. Trustor hereby represents, warrants, and covenants as follows.

              3.4.A.   Without the prior written consent of Beneficiary and
other than as set forth in Section 1.8 above, Trustor will not remove or permit to be removed from the Real Property, any of the Personal Property unless the same is replaced immediately with unencumbered collateral of a quality and value equal or superior to that which it replaces. All such replacements, renewals and additions shall become and be immediately subject to the security interest of this Deed of Trust and be covered thereby. Trustor warrants and represents that all Personal Property now is, and that all replacements thereof, substitutions therefor or additions thereto will be, free and clear of liens, encumbrances or security interests of others, except as to the Permitted Exceptions. The security interest held by Beneficiary shall cover cash and non-cash proceeds of the Personal Property

              3.4.B.   All of the Property is and shall be owned by Trustor, and
is not and shall not be the subject matter of any lease or other instrument, agreement or transaction whereby the ownership or beneficial interest thereof or therein shall be held by any person or entity other than Trustor, except to the extent Beneficiary consents in writing to any lease of any of such property, which consent may be withheld or delayed in Beneficiary's sole discretion. Trustor shall not create or cause to be created any security interest covering any of the Personal Property, other than (1) the security interest created herein in favor of Beneficiary, (2) the rights of Tenants lawfully occupying the Property pursuant to Leases approved by Beneficiary, or (3) the Permitted Exceptions.

                                    ARTICLE 4

                           EVENTS OF DEFAULT; REMEDIES

         4.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" hereunder:

              (a) the failure by Trustor to pay, or cause to be paid, any installment of principal or interest under either of the Notes or other indebtedness secured by this Deed of Trust, within ten (10) days from the date when due and payable;

              (b) the failure by Trustor to pay, or cause to be paid, the entire amount of the Secured Obligations upon the maturity of either of the Loans by acceleration or by lapse of time;

              (c) the failure by Trustor to pay, or cause to be paid, within three (3) business days of notice of the sum due and owing, any other sum that may be due and payable under this Deed of Trust or any of the other Loan Documents;

              (d) any transfer prohibited under Section 1.8 above to which Beneficiary has not first consented in writing or which has not been cured as provided in such Section 1.8;

              (e) any representation or warranty of Trustor contained in this Deed of Trust or in any other Loan Document proves to be untrue or misleading in any material respect as of the time made and Beneficiary, by written notice delivered to Trustor, declares Trustor to be in default as a result thereof;

              (f) any representation or warranty of Trustor contained in this Deed of Trust or in any other Loan Document becomes untrue or misleading in any material respect as of any subsequent time prior to the satisfaction in full of all of the Secured Obligations and Trustor fails to cure such default within ten
(10) days of Beneficiary's written notice of such default delivered to Trustor;

              (g) the occurrence of any Event of Default under any of the other Loan Documents, including without limitation: (i) that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith, executed by Trustor for the benefit of Beneficiary encumbering property located in the County of Ventura, State of California, (ii) that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith, executed by Trustor for the benefit of Beneficiary encumbering property located in the County of Marion, State of Oregon, (iii) that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith, executed by Trustor for the benefit of Beneficiary, encumbering property located in the County of Millard, State of Utah;

              (h) the failure to cause the release or reconveyance of any federal or state tax lien filed or recorded against the Property within sixty
(60) calendar days following the filing or recording of such lien and in any event prior to the initiation of a foreclosure action in connection therewith;

              (i) the filing by any Trustor, any principal of any Trustor, or any endorser or guarantor of the Notes, of a voluntary petition in bankruptcy pursuant to any federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors (hereafter referred to collectively as "Bankruptcy Law") or the issuing of an order for relief against any Trustor, any principal of any Trustor or any endorser or guarantor of either of the Notes under any such Bankruptcy Law, or the filing by any Trustor, any principal of any Trustor, or any endorser or guarantor of the Notes of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief for itself under any present or future Bankruptcy Law;

              (j) the seeking of, consenting to, or acquiescing in, by Trustor, any principal of any Trustor, or any endorser or guarantor of the Notes, the appointment of any trustee, custodian, receiver, or liquidator of any such person or of all or any substantial part of the Property or of any or all of the income, rents, revenues, issues, earnings, profits or income thereof or of any other property or assets of such person; or the making by any such person of any general assignment for the benefit of creditors, or the admission in writing by any such person of its inability to pay its debts generally as they become due, or the commission by any such person of any act providing grounds for the entry of an order for relief under any Bankruptcy Law;

              (k) the failure to cause the dismissal of any involuntary petition in bankruptcy brought against any Trustor, any principal of any Trustor or any endorser or guarantor of the Notes within sixty (60) calendar days after the same is filed but in any event prior to the entry of an order, judgment, or decree approving such petition;

              (l) the Property is subjected to actual or threatened waste;

              (m) any Trustor, any principal of Trustor, or any endorser or guarantor of either of the Notes (if a corporation) is liquidated or dissolved or its charter expires or is revoked, or any Trustor or such endorser or guarantor (if a partnership or business association) is dissolved or partitioned, or any Trustor or such endorser or guarantor (if a trust) is terminated or expires, or any Trustor or such endorser or guarantor (if an individual) dies;

              (n) the failure to cause the dismissal of any claim by any person or entity in any legal or equitable proceeding challenging the first priority lien of this Deed of Trust, subject only to the Permitted Exceptions, within sixty (60) calendar days of the filing of such claim but in any event at least thirty (30) days prior to the entry of an order, judgment, or decree in such proceeding;

              (o) the default by Trustor under any other loan secured by a lien on any portion of the Property and the expiration of any applicable notice and/or cure period;

              (p) the failure to cause the dismissal of any action filed under any federal or state law, which permits forfeiture of Trustor's interest in the Property, including but not limited to, any indictment under the Racketeer Influence and Corrupt Organization Act of 1970 (RICO), within sixty (60) calendar days of the filing of such action but in any event at least thirty (30) days prior to entry of an order, judgment, or decree in such action;

              (q) the failure by Trustor duly to observe or perform any other term, covenant, condition or agreement of this Deed of Trust immediately upon written notice of such failure; provided, however, if such failure cannot be immediately cured, then failure by Trustor to immediately commence the curing thereof and diligently to prosecute such curing to completion within one hundred twenty (120) days following receipt of written notice or if Trustor either ceases to purse the cure of such failure with diligence or repudiates its obligation to effect such a cure; or

              (r) the entry of any judgment against Trustor if the judgment may materially and adversely affect the value, use or operation of the Property and results in the entry of an order for relief against Trustor which is not fully stayed within sixty (60) calendar days after the entry thereof.

         4.2 REMEDIES. Upon and after any Event of Default, Beneficiary and/or Trustee shall be entitled to invoke any and all of the rights and remedies described below, and any other remedies available to secured creditors generally. All of such rights and remedies shall be cumulative, and the exercise of any one or more of them shall not constitute an election of remedies.

              4.2.A.   Beneficiary, by written notice given to Trustor, may
declare the entire principal of both of the Notes then outstanding (if not then due and payable), and all accrued and unpaid interest thereon, all prepayment premiums payable thereunder and all other obligations of Trustor hereunder to be due and payable immediately, and upon any such declaration the principal of the Notes and said accrued and unpaid interest and any prepayment premiums shall become and be immediately due and payable, anything in the Notes or in this Deed of Trust to the contrary notwithstanding. Notwithstanding the foregoing, with respect to an Event of Default arising from the failure to pay any amounts evidenced by the Notes on the dates due thereunder, Beneficiary shall provide Trustor with five (5) days' written notice prior to acceleration; provided that no additional notice shall be required upon acceleration, and further provided that such notice obligation shall not release Trustor from any late charges or default interest incurred in connection with such Event of Default as more particularly provided in the Notes.

              4.2.B. Trustee or Beneficiary personally, or by its agents, attorneys or receiver appointed by the court, may enter, take possession of, manage and operate all or any part of the Property, and in its own name or in the name of Trustor sue for or otherwise collect any and all rents or other proceeds of the Property and may also do any and all other things in connection with those actions that Beneficiary may in its sole discretion consider necessary and appropriate to protect the security of this Deed of Trust. Such other things may include: insuring or keeping the Property insured, entering into, enforcing, modifying or canceling Leases on such terms and conditions as Beneficiary may consider proper; obtaining and evicting Tenants; fixing or modifying rents; completing any unfinished construction; contracting for and making repairs and alterations; performing such acts of cultivation or irrigation as necessary to conserve the value of the Property; and preparing for harvest, harvesting and selling any crops that may be growing on the Property. Trustor hereby irrevocably constitutes and appoints Beneficiary as its attorney-in-fact to perform such acts and execute such documents as Beneficiary in its sole discretion may consider to be appropriate in connection with taking these measures, including endorsement of Trustor's name on any instruments. Trustor agrees to deliver to Beneficiary all books and records pertaining to the Property, including computer-readable memory and any computer hardware or software necessary to access or process such memory, as may reasonably be requested by Beneficiary in order to enable Beneficiary to exercise its rights under this Section. All expenses, including receiver's fees and attorneys' fees, costs and agent's compensation incurred pursuant to this Section shall be payable by Trustor to Beneficiary upon demand and shall be secured by this Deed of Trust. Anything in this Section 4.2 to the contrary notwithstanding, Beneficiary shall not be obligated to discharge or perform the duties of a landlord to any Tenant or incur any liability as the result of any exercise by Beneficiary of its rights under this Deed of Trust, and Beneficiary shall be liable to account only for the rents, incomes, issues, profits, and revenues actually received by Beneficiary.

           4.2.C. Beneficiary shall have all of the remedies of a secured party under the UCC, and any other applicable California law or the laws of the State by which the Notes or any of the other Loan Documents are governed, including without limitation the right and power to sell, or otherwise dispose of, the Personal Property, or any part thereof. For that purpose Beneficiary may take immediate and exclusive possession of the Personal Property, or any part thereof, and with or without judicial process, enter upon any Land on which the Personal Property, or any part thereof, may be situated and remove the same therefrom without being deemed guilty of trespass and without liability for damages thereby occasioned or, at Beneficiary's option, Trustor shall assemble the Personal Property and make it available to Beneficiary at the place and at the time designated in the demand. Beneficiary shall be entitled to hold, maintain, preserve and prepare the Personal Property for sale. Beneficiary without removal may render the Personal Property unusable and dispose of the Personal Property on the Land. To the extent permitted by law, Trustor expressly waives any notice of sale or other disposition of the Personal Property and any other right or remedy of Beneficiary existing after default hereunder, and to the extent any such notice is required and cannot be waived, Trustor agrees that as it relates to this Section 4.2.C. only, if such notice is marked, postage prepaid, to Trustor at the above address at least five (5) days before the time of the sale or disposition, such notice shall be deemed commercially reasonable and shall fully satisfy any requirement for giving of said notice.

           4.2.D. Notwithstanding anything in Section 4.2.C. above which might otherwise be construed to the contrary, Beneficiary shall have the option of proceeding as to the Real Property and all or some of the Personal Property in accordance with its rights and remedies with respect to the real property in accordance with the unified sale procedures set forth in the UCC.

           4.2.E. Beneficiary may bring an action in any court of competent jurisdiction to foreclose this Deed of Trust or to obtain specific enforcement of any of the covenants or agreements of this Deed of Trust.

           4.2.F. Beneficiary may cause the Property to be sold by Trustee as permitted by applicable law. Before any such trustee's sale, Beneficiary or Trustee shall give such notice of default and election to sell as may then be required by law. When all time periods then legally mandated have expired, and after such notice of sale as may then be legally required has been given, Trustee shall sell the Property, either as a whole or in separate parcels, and in such order as Trustee may determine, at a public auction to be held at the time and place specified in the notice of sale. Neither Trustee nor Beneficiary shall have any obligation to make demand on Trustor before any trustee's sale. At any trustee's sale, Trustee shall sell to the highest bidder at public auction for cash in lawful money of the United States. Any person, including Trustor, Trustee or Beneficiary, may purchase at the trustee's sale. Trustee shall execute and deliver to the purchaser a deed or deeds conveying the property being sold without any covenant or warranty whatsoever, express or implied. The recitals in any such deed of any matters or facts, including any facts bearing upon the regularity or validity of any trustee's sale, shall be conclusive proof of their truthfulness. Any such deed shall be conclusive against all persons as to the facts recited in it.

           4.2.G. Beneficiary may apply to any court of competent jurisdiction for the appointment of a receiver or receivers for the Property and of all the earnings, revenues, rents, issues, profits and income therefrom, ex parte, without notice, and without regard to the sufficiency or value of any security for the Secured Obligations or the solvency of any party bound for its payment, the expenses of which shall be secured by this Deed of Trust.

           4.2.H. Beneficiary may take such steps to (1) protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Notes, or in this

Deed of Trust, or (2) aid in the execution of any power herein granted, (3) accomplish any foreclosure hereunder, or (4) enforce any other appropriate legal or equitable remedy or otherwise as Beneficiary shall elect.

           4.2.I. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by this Deed of Trust to Trustee or Beneficiary, or to which either of them may be otherwise entitled, may be exercised from time to time and as often as may be deemed expedient by Trustee or Beneficiary, and either of them may pursue inconsistent remedies. If there exists additional security for the performance of the Secured Obligations, the holder of the Notes, at its sole option and without limiting or affecting any rights or remedies hereunder, may exercise any of the rights and remedies to which it may be entitled hereunder either concurrently with whatever other rights it may have in connection with such other security or in such order as it may determine.

      4.3 APPLICATION OF SALE PROCEEDS. In the event of a foreclosure sale of all or any portion of the Property, the proceeds of such sale shall be applied as follows:

           (a) first, to the payment of the costs and expenses of such sale, including reasonable compensation to Trustee, its agents and counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Trustee or Beneficiary under this Deed of Trust together with interest at the rate then payable under the Notes plus five percent (5%) per annum or the maximum rate permitted by any applicable law governing interest rate restrictions, if any maximum is applicable to the subject obligation, whichever is lower, on all advances made by Beneficiary;

           (b) second, to the payment of the whole amount then due, owing or unpaid upon the Notes or any other Secured Obligations, for principal, interest, prepayment premiums and late charges as stated in the Notes or any other Secured Obligations, with interest on the unpaid principal and accrued interest at the rate specified in the Notes or any other Secured Obligation;

           (c) third, to the payment of any other sums required to be paid by Trustor pursuant to any provisions of this Deed of Trust, the Notes, or any Secured Obligation; and

           (d) fourth, the surplus, if any, to whomsoever may be lawfully entitled to receive the same.

      4.4 TRUSTOR AS TENANT AT SUFFERANCE. In the event of any such foreclosure sale, Trustor shall be deemed a tenant at sufferance and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

      4.5 LEASES. Beneficiary, at its option, is authorized to foreclose this Deed of Trust subject to the rights of any Tenants of the Property, and the failure to make any such Tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Trustor, a defense to any proceedings instituted by Beneficiary to collect the Secured Obligations.

      4.6 WAIVER OF RIGHT TO MARSHALING. Trustor and any person who presently has or subsequently acquires an interest in the Property with actual or constructive notice of this Deed of Trust, waives any and all rights under Sections 2899 and 3433 of the California Civil Code or other applicable or successor statute or common law rule to require a marshaling of assets upon Beneficiary's exercise of its remedies provided by this Deed of Trust. Beneficiary, in its sole discretion, shall be entitled to determine the order in which the Property or portions thereof shall be subjected to the remedies provided by this Deed of Trust.

                                    ARTICLE 5

                                  MISCELLANEOUS

      5.1 SUCCESSORS AND ASSIGNS. Subject to Section 1.8 above, this Deed of Trust shall inure to the benefit of and be binding upon Trustor, Trustee, and Beneficiary and their respective legal representatives, successors, and assigns.

      5.2 TERMINOLOGY. All personal pronouns used in this Deed of Trust whether used in the masculine, feminine, or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa.

      5.3 SEVERABILITY. If any provision of this Deed of Trust or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Deed of Trust and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

      5.4 APPLICABLE LAW. This Deed of Trust shall be interpreted, construed and enforced with respect to the Property according to the laws of the State of California; provided that in no event shall this limit any remedies that may be available to Beneficiary under the laws of the state by which the Notes or other Loan Documents are governed.

      5.5 NOTICES, DEMANDS AND REQUESTS. All notices, demands or requests provided for or permitted to be given pursuant to this Deed of Trust shall be in writing and shall be delivered in person or sent by registered or certified United States mail, postage prepaid, return receipt requested, or by overnight courier, to the addresses set out below or to such other addresses as are specified by no less than ten (10) days' prior written notice delivered in accordance herewith:

         If to Beneficiary:        Monumental  Life Insurance Company
                                   c/o AEGON USA Realty Advisors, Inc.
                                   4333 Edgewood Road N.E.
                                   Cedar Rapids, IA  52499-5443

         If to Trustor:            United Foods, Inc.
                                   Ten Pictsweet Drive
                                   Bells, TN  38006-0119
                                   Attn:  Senior Vice President, Finance

         If to Trustee:            Chicago Title Insurance Company
                                   388 Market Street, Suite 1300
                                   San Francisco, CA  94111

All such notices, demands and requests shall be deemed effectively given and delivered three (3) days after the postmark date of mailing, the day after delivery to the overnight courier or, if delivered personally, when received. Rejection or other refusal to accept or the inability to deliver because of a changed address of which no notice was given in accordance with the time period provided herein, shall be deemed to be receipt of the notice, demand, or request sent.

      5.6 CONSENTS AND APPROVALS. All approvals and consents hereunder shall be in writing and no approval or consent shall be deemed to have been given hereunder unless evidenced in a writing signed by the party from whom the approval or consent is sought.

      5.7 CERTAIN OBLIGATIONS UNSECURED. Notwithstanding anything to the contrary set forth herein or any of the Loan Documents, this Deed of Trust shall not secure the following obligations (the "Unsecured Obligations"): (a) any obligations evidenced by or arising under the Environmental Indemnity Agreement; and (b) any other obligations in this Deed of Trust or in any of the other Loan Documents to the extent that such other obligations relate specifically to the presence on the Property of Hazardous Materials and are the same or have the same effect as any of the obligations evidenced by or arising under the Environmental Indemnity Agreement. Nothing in this Section 5.7 shall, in itself, impair or limit Beneficiary's right to obtain a judgment in accordance with applicable law after foreclosure for any deficiency in recovery of all Secured Obligations following foreclosure.

      5.8 WAIVER. No delay or omission of Beneficiary or of any holder of either of the Notes to exercise any right, power or remedy accruing upon any default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such default, or acquiescence therein; and every right, power and remedy given by this Deed of Trust to Beneficiary may be exercised from time to time and as often as may be deemed expedient by Beneficiary. No consent or waiver, express or implied, by Beneficiary to or of any breach or default by Trustor in the performance of the obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of Trustor hereunder. Failure on the part of Beneficiary to complain of any act or failure to act




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



or to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Beneficiary of its rights hereunder or impair any rights, powers or remedies consequent on any breach or default by Trustor.

      5.9  JURY TRIAL WAIVER. TRUSTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY
JURY WITH RESPECT TO ANY ACTION OR PROCEEDING BROUGHT BY HOLDER OR ANY OTHER PERSON RELATING TO (I) THIS DEED OF TRUST, OR (II) ANY OF THE OTHER LOAN DOCUMENTS. BORROWER HEREBY AGREES THAT THIS DEED OF TRUST CONSTITUTES A WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY PURSUANT TO THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 631, AND BORROWER DOES HEREBY CONSTITUTE AND APPOINT HOLDER ITS TRUE AND LAWFUL ATTORNEY IN FACT, WHICH APPOINTMENT IS COUPLED WITH AN INTEREST, AND BORROWER DOES HEREBY AUTHORIZE AND EMPOWER HOLDER, IN THE NAME, PLACE AND STEAD OF BORROWER, TO FILE THIS DEED OF TRUST WITH THE CLERK OR JUDGE OF ANY COURT OF COMPETENT JURISDICTION AS STATUTORY WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY.

      5.10 ASSIGNMENT. This Deed of Trust is assignable by Beneficiary, and any assignment hereof by Beneficiary shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Beneficiary.

      5.11 TIME OF THE ESSENCE. Time is of the essence with respect to each and every covenant, agreement, and obligation of Trustor under this Deed of Trust, the Notes and all other Loan Documents.

      5.12  ATTORNEYS' FEES.

            5.12.A. Trustor shall forthwith pay to Beneficiary the amount of all attorneys' fees and costs incurred by Beneficiary under and pursuant to this Deed of Trust, the Notes, the Loan Documents or any other agreement given to Beneficiary as security for the Notes or in connection with any transaction contemplated hereby or thereby, or with respect to the Property or any defense or protection, interpretation or enforcement of Beneficiary's security interest in the Property which Beneficiary believes is necessary or desirable (whether or not Beneficiary files a lawsuit against Trustor and including, without limitation, a judicial foreclosure action or a non-judicial foreclosure proceeding) in the event Beneficiary retains counsel, or incurs costs in order to: obtain legal advice; enforce, or seek to enforce, any of its rights; commence, intervene in, respond to, or defend any action or proceeding; file or prosecute a claim in any action or proceeding (including without limitation, any probate claim, bankruptcy claim, third-party claim, or secured creditor claim); protect, obtain possession of, lease, dispose of or otherwise enforce Trustor's right, title and interest in the Property or any portion thereof; obtain the appointment of a receiver; or represent Beneficiary's interests in any litigation with respect to Trustor's affairs.

            5.12.B. Trustor shall and does hereby agree that, if all or a portion of the principal sum of either of the Notes has, prior to the maturity date fixed in the obligation, become due or been declared due by reason of an Event of Default, the entire amount then due under the terms of this Deed of Trust and the Notes shall include all attorneys' fees and costs and expenses which are actually incurred as stated above, notwithstanding the provisions of
Section 2924c.(d) and Section 2924d of the California Civil Code.

            5.12.C. The meaning of the terms "legal fees" or "attorneys' fees" or any other reference to the fees of attorneys or counsel, wherever used in this Deed of Trust, shall be deemed to include, without limitation, all legal fees relating to litigation or appeals at any and all levels of courts and administrative tribunals (including any appeal or petition for review), and allocated costs of in-house counsel.

      5.13 COVENANTS RUN WITH THE LAND. All of the grants, covenants, terms, provisions and conditions herein contained shall run with the Land and shall apply to, bind and inure to the benefit of, the successors and assigns of Trustor and Beneficiary.

      5.14 SUBSTITUTION OF TRUSTEE. Beneficiary may from time to time, without notice to Trustor or Trustee and with or without cause and with or without the resignation of the Trustee, substitute a successor or successors to the Trustee named herein or acting hereunder to execute this Deed of Trust. Upon such appointment and without conveyance to the successor Trustee, the latter shall be vested with all title, powers and duties conferred upon the Trustee herein named or acting hereunder. Each such appointment and substitution shall be made by written document executed by Beneficiary, containing reference to this Deed of Trust and its place of record, which when duly filed for record in the proper office, shall be



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



conclusive proof of proper appointment of the successor Trustee. The procedure herein provided for substitution of the Trustee shall be conclusive of all other provisions for substitution, statutory or otherwise.

      5.15 RECONVEYANCE. When all the Secured Obligations have been paid in full and no further commitment to extend financing continues, Trustee shall reconvey the Property, or so much of it as is then held under this Deed of Trust, without warranty to the person or persons legally entitled to it. In the reconveyance, the grantee may be described as "the person or persons legally entitled thereto," and the recitals of any matters or facts shall be conclusive proof of their truthfulness. Neither Beneficiary nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyance.

      5.16 PARTIAL RELEASE. No more than three (3) times during the term of each of the Loans (as determined on an aggregate basis for all of the property securing the Loans under and as provided in all of the Loan Documents (referred to herein as the "Total Security")), upon written request of Trustor, Beneficiary shall release a portion of the Land as identified by Trustor (the "Release Parcel") from the lien of this Deed of Trust, subject to the limitations and upon satisfaction by Trustor of the following terms and conditions:

            (a) There shall be no Event of Default under any of the Loan Documents or uncured default under the Environmental Indemnity Agreement, or any event which with the passage of time or the giving of notice or both would constitute an Event of Default, at the time of such request or at the time of such release.

            (b) If Beneficiary retains outside counsel to review and/or prepare any documents, instruments or agreements relating to the request for release, Trustor shall pay to Beneficiary the reasonable fees and expenses of such outside counsel.

            (c) Trustor shall pay to Beneficiary an administrative service charge of $1,500, payable at the time of submission of the release request.

            (d) Beneficiary's satisfaction that the size, location, and boundaries of the Release Parcel and any related improvements, fixtures or appurtenances are not required for the proper, efficient and historical operation of the remaining portion of the Property (the "Remaining Property").

            (e) Beneficiary's receipt, at Trustor's sole cost, of such title insurance coverage as it may deem reasonably necessary to ensure that this Deed of Trust is a valid first encumbrance against the Remaining Property, subject only to such title exceptions as were shown in the original policy insuring this Deed of Trust, current taxes and assessments and other exceptions to title as may have been approved in writing by Beneficiary.

            (f) Beneficiary shall have determined, in its sole and absolute discretion that (i) there has been no material decline in the valuation of the Total Security since the initial appraisal obtained in accordance with the Loan Documents immediately prior to recordation of this Deed of Trust (the "Initial Appraisal"); (ii) the Loan to Value Ratio of the Total Security less the Released Parcel is not greater than 65% of the total outstanding balance of the Notes using the collateral values determined by the Initial Appraisal, or at the sole discretion of Beneficiary, using collateral values determined by an updated appraisal prepared by an appraiser approved by Beneficiary and delivered by Trustor, at Trustor's cost, at the time of the requested release. If the Loan to Value Ratio so determined exceeds 65%, then Trustor's release request shall not be considered or granted unless and until a principal payment reducing the balance of Note A to a level that would result in a 65% or lower Loan to Value Ratio shall have been made to Beneficiary. In determining the value of the Remaining Property and the related Loan to Value Ratio, Beneficiary shall be entitled to consider, among other factors, the effect of the proposed partial release on the value of the Remaining Property and the materiality of the effect of the release considering all relevant circumstances. Any principal payments made in connection with a partial release shall be subject to the prepayment provisions of the Notes, and a prepayment premium shall be payable in connection therewith.

            (g) The Remaining Property and the Release Parcel, both separately and together, shall satisfy all requirements under pertinent subdivision, land use, environmental and zoning laws, ordinances, rules and regulations.

            (h) The Remaining Property shall be in all respects independent from the Release Parcel, including, without limitation, the requirement that no loss of access to or through the Remaining Property shall occur as a result of the partial release. Upon Beneficiary's request, the Release Parcel shall be burdened by all such easements or covenants as may be determined by Beneficiary as necessary to the continued operation of the Remaining Property.

            (i) Updated surveys of the Remaining Property and the Release Parcel shall have been obtained at Trustor's cost and expense and delivered to Beneficiary.

            (j) All documentation relating to the creation or release of the Release Parcel shall be satisfactory to Beneficiary in all respects. All consents of any party requiring notice of or consent to the release of the Release Parcel shall have been obtained by Trustor.

      5.17 CONFLICT WITH COMMITMENT. In the event of any inconsistency or conflict between this Deed of Trust and the two Agricultural Mortgage Loan Application/Commitments between Trustor and AEGON USA Realty Advisors, Inc. both executed by Trustor on October 2, 1998, the provisions of this Deed of Trust shall prevail.

         IN WITNESS WHEREOF, Trustor has executed and delivered this Deed of Trust as of the date first above written.

                                TRUSTOR:

                                UNITED FOODS, INC.,
                                  a Delaware corporation

                                By  /s/ Carl W. Gruenewald, II
                                    Carl W. Gruenewald II,
                                    Senior Vice President, Finance

                                By  /s/ Donald Dresser
                                    Donald Dresser,
                                    Senior Vice President, Administration








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